Exhibit 10.2

                                PATENT ASSIGNMENT

      THIS PATENT ASSIGNMENT (this "Assignment") is executed and delivered as of this 6th day of August, 2004 ("Effective Date") by UMBERTO MANOLA, an Italian citizen residing at Via Martinengo, Cesaresco 78, I-25128, Brescia, Italy ("Assignor"), to and in favor of DDS TECHNOLOGIES USA, INC., a Nevada corporation with its principal office at 150 East Palmetto Park Road, Suite 510, Boca Raton, Florida 33432 ("Assignee").

      WHEREAS, Assignor wishes to assign to Assignee, and Assignee wishes to obtain from Assignor, all of the Assignor's rights, title and interest in and to all of the inventions and patent rights, including, but not limited to, the United States and foreign patents, set forth on Schedule A attached hereto (collectively, the "Patents").

      NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby sells, assigns, transfers and sets over to Assignee his entire right, title and interest in and to the Patents, for the United States and for all foreign countries, including, without limitation, any continuations, divisions, continuations-in-part, reissues, reexaminations, extensions or foreign equivalents thereof, and including the subject matter of all claims that may be obtained therefrom, and all other corresponding rights that are or may be secured under the laws of the United States or any foreign country, now or hereafter in effect, for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns or other legal representatives, at least as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment had not been made, together with all income, royalties, damages or payments due or payable as of the Effective Date or thereafter, including, without limitation, all claims for damages by reason of past, present or future infringement or other unauthorized use of the Patents, with the right to sue for and collect the same for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives.

      Assignor hereby authorizes and requests the Commissioner of Patents and Trademarks, and the corresponding entities or agencies in any applicable foreign countries, to record Assignee as owner of the Patents.

      Assignor represents and warrants that: (i) Assignor is the sole and exclusive owner of the entire right, title and interest in and to the Patents (including the corresponding rights set forth above), free and clear of any liens, security interests or other encumbrances of any kind; (ii) Assignor has the full right and authority to execute this Assignment and to assign to Assignee the rights assigned herein); and (iii) Assignor has not executed, and will not execute, any agreement or other instrument in conflict herewith.

      Assignor shall take all further reasonable actions, and provide to Assignee, Assignee's successors, assigns or other legal representatives, all such reasonable cooperation and assistance (including, without limitation, the execution and delivery of any and all affidavits, declarations, oaths, exhibits, assignments, powers of attorney or other documentation), requested by Assignee to more fully and effectively carry out the purposes of this Assignment, including, without limitation, with respect to the following: (1) the preparation and prosecution of any applications relating to any of the rights assigned herein; (2) the prosecution or defense of any interference, opposition, reexamination, reissue, infringement or other proceedings that may arise in connection with any of the rights assigned herein, including, without limitation, testifying as to any facts relating to the Patents and this Assignment; (3) obtaining by Assignee of any additional patent protection relating to any of the rights assigned herein that Assignee may deem appropriate that may be secured under the laws now or hereafter in effect in the United States or any foreign country; and (4) the implementation or perfection of this Assignment in all applicable jurisdictions throughout the world.

      IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized representative as of the Effective Date.

                                        ASSIGNOR:

                                        UMBERTO MANOLA

                                        /s/ Umberto Manola


Witness: ______________________     Printed Name:___________________

Witness:_______________________     Printed Name:___________________

                         ASSIGNEE:

                         DDS TECHNOLOGIES USA, INC., a
                         Nevada corporation

                         By: /s/ Spencer L. Sterling
                             -----------------------------------
                             Name: Spencer L. Sterling
                             Title: President and Chief Executive Officer


STATE OF FLORIDA           )
                           ) SS:
COUNTY OF _____________    )

      The foregoing Assignment was acknowledged before me this 19th day of August, 2004 by Spencer L. Sterling, the President and Chief Executive Officer of DDS Technologies USA, Inc., a Nevada corporation. He is personally known to me or has produced _________________ as identification.

Notary: ________________________________
Print Name: _____________________________

[NOTARIAL SEAL]
Notary Public, State of Florida
My commission expires:

                                   SCHEDULE A

                                     PATENTS

----------------------------- ----------------------------- ----------------------------- ----------------------------
        Jurisdiction              Application Serial             Filing/Issue Date                   Title
                                     No./Patent No.
----------------------------- ----------------------------- ----------------------------- ----------------------------
1.  European Patent Office        Patent No. EP1366829                                    A longitudinal micrometric
                                                                                           separator for classifying
                              Applic. Ser. No. 02425336.1        Filed May 28, 2002       solid particulate materials
----------------------------- ----------------------------- ----------------------------- ----------------------------
2.  Japan                        Patent No. 2003340374                                     Longitudinal micrometric
                                                              Filed November 12, 2002      separator for classifying
                                    Applic. Ser. No.                                      solid particulate materials
                                     JP20020327941
----------------------------- ----------------------------- ----------------------------- ----------------------------
3.  Patent Cooperation Treaty        PCT/IB03/00875             Filed March 11, 2003       Longitudinal micrometric
                                                                                           separator for classifying
                                                                                          solid particulate materials
----------------------------- ----------------------------- ----------------------------- ----------------------------
4.  U.S.A.                    Applic. Ser. No. 10/281,911       Filed Oct. 28, 2002        Longitudinal micrometric
                                                                                           separator for classifying
                                                                                          solid particulate materials
----------------------------- ----------------------------- ----------------------------- ----------------------------

This Patent Assignment also includes all corresponding national stage filings made based upon PCT/IB03/00875 and all corresponding filings made in non-PCT countries.